SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2009

RBS GLOBAL, INC.		REXNORD LLC
(Exact name of Registrant as specified in its charter)		(Exact name of Registrant as specified in its charter)

Delaware		Delaware
(State of Incorporation)		(State of Incorporation)

333-102428-08		033-25967-01

(Commission File Numbers)

01-0752045		04-3722228
(I.R.S. Employer Identification No.)		(I.R.S. Employer Identification No.)

4701 Greenfield Avenue
Milwaukee, Wisconsin		53214
(Address of principal executive offices)		(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 16, 2009, Alex P. Marini, President of the Water Management Group of RBS Global, Inc. and Rexnord LLC (collectively, the “Company”), informed the Company of his intention to retire from the Company on or about September 30, 2009. The Company expects to enter into a consulting agreement with Mr. Marini for a period of several years after his retirement.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 20th day of March, 2009.

REXNORD LLC

By:	/s/ Patricia Whaley

Patricia Whaley
Vice President and General Counsel

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 20th day of March, 2009.

RBS GLOBAL, INC.

By:	/s/ Patricia Whaley

Patricia Whaley Vice President and General Counsel